Exhibit 10.55

BR MEADOWMONT MANAGING MEMBER, LLC
FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT

This First Amendment to Limited Liability Company Agreement (this “First Amendment”) is adopted, executed, and agreed to effective on June 27, 2012, by and among Bluerock Special Opportunity + Income Fund, LLC, a Delaware limited liability company (“SOIF”), Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company (“SOIF II”), and BEMT Meadowmont, LLC, a Delaware limited liability company (“BEMT”), as Members (together, the “Members”). Undefined terms used herein shall have the meaning ascribed to them in the Agreement.

W I T N E S S E T H :

WHEREAS, BR Meadowmont Managing Member, LLC, a Delaware limited liability company (the “Company”), was formed on March 1, 2010, pursuant to the Act;

WHEREAS, the Members entered into that certain Amended and Restated Limited Liability Company Agreement dated April 9, 2010 (the “Agreement”) providing for the operation and administration of the Company; and

WHEREAS, BEMT has sold and transferred to SOIF II its entire 32.5% Interest in the Company on even date herewith, and now BEMT desires to withdraw as a Member and resign as a Manager of the Company;

NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          BEMT hereby withdraws as Member of the Company and resigns as a Manager of the Company. The undersigned hereby authorize and approve the withdrawal of BEMT as Member of the Company and its resignation as a Manager of the Company.

2.          The Members also hereby amend Exhibit A to provide for the Transfer as attached hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Members have executed this First Amendment as of the date set forth above.

Bluerock Special Opportunity + Income Fund, LLC,
a Delaware limited liability company

By:	Bluerock Real Estate, L.L.C.,
a Delaware limited liability company,
its Manager

	By:	/s/ Jordan S. Ruddy
	Name:	Jordan S. Ruddy
	Title:	Authorized Signatory

Bluerock Special Opportunity + Income Fund II, LLC,
a Delaware limited liability company

By:	BR SOIF II Manager, LLC,
a Delaware limited liability company,
its Manager

By:	Bluerock Real Estate, L.L.C.,
a Delaware limited liability company,
its Sole Member

	By:	/s/ Jordan S. Ruddy
	Name:	Jordan S. Ruddy
	Title:	Authorized Signatory

Solely for purposes of acknowledging and agreeing to its withdrawal as a Member and resignation as a Manager

BEMT Meadowmont, LLC,
a Delaware limited liability company

By:	Bluerock Enhanced Multifamily Holdings, L.P.,
a Delaware limited partnership,
its Sole Member

By:	Bluerock Enhanced Multifamily Trust, Inc.,
a Maryland corporation, its General Partner

By:	/s/ Jordan S. Ruddy
Name:	Jordan S. Ruddy
Title:	Senior Vice President and
Chief Operating Officer

Capital Contributions and Percentage Interests

Member Name	Capital Contribution	Percentage Interest

Bluerock Special Opportunity + Income Fund, LLC	$899,819	25%

Bluerock Special Opportunity + Income Fund II, LLC	$4,894,549	75%